                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Hewlett-Packard Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    * ATTENTION INTERNATIONAL SHAREOWNERS *

                  THERE'S AN EASIER WAY TO SUBMIT YOUR PROXY--
                                ON THE INTERNET!

    Your proxy card is enclosed with these materials. It outlines three ways to vote your proxy without attending the annual meeting of shareowners: by phone, Internet or return mail. We believe that you, as an international shareowner, will find voting over the Internet to be the most convenient and quickest method of voting your shares. To vote over the Internet, just follow these easy steps:

1.  Review the accompanying proxy statement and proxy card.

2.  Go to the following Web site:

                        http://www.harrisbank.com/wproxy

3. Enter the information requested on your computer screen, including your 6-digit control number located on your proxy card.

4.  Follow the simple instructions.

    Alternatively, you may complete, sign and return the proxy card in the enclosed return envelope. Due to the additional mailing time associated with receiving proxy cards submitted from outside the United States, please send your proxy card right away in order to ensure it will be received and your vote counted in time for the February 29, 2000 annual meeting.

    There may be costs associated with electronic voting, such as usage charges from Internet service providers and telephone companies. Shareowners are responsible for bearing these costs. HP does not charge fees for electronic access.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE AS SOON AS POSSIBLE!

NOTIFICATION OF 2000 ANNUAL MEETING OF SHAREOWNERS AND OF ACCESS TO THE HEWLETT-PACKARD COMPANY 2000 PROXY STATEMENT, 1999 ANNUAL REPORT AND 1999 CONSOLIDATED FINANCIAL STATEMENTS VIA THE INTERNET.

Dear HP Shareowner:

Recently, you consented to receive the Hewlett-Packard 2000 proxy statement and 1999 annual report (accompanied by full financial statements) in electronic form via the Internet rather than by having paper copies sent to you.

You will be able to access the 2000 proxy statement, 1999 annual report and 1999 consolidated financial statements starting on Wednesday, January 19, 2000, at the following Internet address on the World Wide Web:

                  http://www.hp.com/financials/2000welcome.html

Your proxy card is enclosed with this notice. There are three ways to vote your proxy without amending the 2000 annual meeting of shareowners: by phone (from the U.S. or Canada), Internet, or return mail. To vote by telephone or the Internet, follow the instructions given on the proxy card. Alternatively, you may complete, sign and return the proxy card in the enclosed return envelope.

Because the toll-free telephone number for telephone voting is not available outside of the U.S. and Canada, shareowners outside of the U.S. and Canada are encouraged to use the convenience and immediacy of the Internet to vote online.

You may also vote shares held directly in your name in person at the annual meeting, which will be held at 2:00 p.m. on Tuesday, February 29, 2000, at the Flint Center for the Performing Arts located at 21250 Stevens Creek
Boulevard, Cupertino, California. The proposals to be voted on and the procedures for voting in person at the 2000 annual meeting are described in the 2000 proxy statement.

However you choose to vote, please do so as soon as possible.

There may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. Shareowners are responsible for bearing these costs. HP does not charge fees for electronic access.

You may request paper copies of the annual report and proxy statement at any time by calling 800-825-5497, HP's shareowner information line.

FREQUENTLY ASKED QUESTIONS ABOUT

THE NEW HP SHARE OWNERSHIP PLAN

1. Q. Why is HP ending the Stock Purchase Plan and introducing a new Share Ownership Plan?
     A: The regulatory environment and accounting rules governing employee stock purchase plans has changed significantly since 1959 when HP started the Stock Purchase Plan. Most of our competitors have plans that are similar to the new Share Ownership Plan that will start on November 1, 2000. So, the change we're making represents both a more practical and competitive approach to encouraging employees to purchase HP stock.


2.   Q: IS THE NEW PLAN BETTER FOR EMPLOYEES THAN THE CURRENT PLAN?

     A: Although there are differences in structure, the new Share Ownership Plan and the current Stock Purchase Plan would have provided similar benefits to employees based on the performance of HP stock in recent years.


3.   Q: IS HP CHANGING THE PLAN TO SAVE MONEY?

     A: HP is introducing the new Share Ownership Plan to capitalize on current regulations and to streamline administration and accounting. Easier plan operations may save money over time, but that is not an objective of the plan.


4.   Q: IS AGILENT ALSO CHANGING ITS EMPLOYEE STOCK PURCHASE PLAN?

     A: Yes, Agilent will introduce a new stock purchase plan, similar to HP's Share Ownership Plan, on November 1, 2000.

5. Q: WHAT HAPPENS BETWEEN NOW AND NOVEMBER 1? CAN I CONTINUE TO PARTICIPATE IN THE CURRENT PLAN?

     A: If you currently participate in the Stock Purchase Plan, your participation can continue until October 31, 2000. In addition, if eligible, you can enroll in the CURRENT PLAN. Later this year you'll receive more information about the new Share Ownership Plan, including information about how to enroll.


6.   Q: WILL THE SHARE OWNERSHIP PLAN BE IDENTICAL IN ALL COUNTRIES?

     A: To the extent possible, the plan will operate similarly in all countries in which HP is located. While every effort will be made to minimize the differences from one country to another, there will be slight variations to accommodate local laws. In addition, there will be differences in taxation and currency risk from country to country.


7.   Q: WHY SHOULD I PARTICIPATE IN THE SHARE OWNERSHIP PLAN?

     A: The plan gives you a convenient way to become an owner of HP because your contributions are generally made through payroll deductions. To encourage your participation, HP provides for favorable pricing--the price of HP common stock purchased through the plan is the lower of the fair market value of the stock on the date the stock is actually purchased or at the beginning of the purchase period of the plan. In addition, a 15% discount is applied to the cost of the stock.

     In addition to convenience and discounted costs, owning shares of HP stock means you benefit financially from the company's success, which you help create.


8.   Q: DOES THE NEW PLAN HAVE A VESTING REQUIREMENT OR OTHER RESTRICTIONS?

     A: The Share Ownership Plan has no vesting requirement and, unlike the current plan, you can sell any of your shares at any time.


9. Q: HOW DOES THE NEW SHARE OWNERSHIP PLAN REFLECT THE TOTAL COMPENSATION PHILOSOPHY THAT HP IS DEVELOPING?

     A. Under the total compensation approach that HP is developing to support its aggressive business strategy, employee compensation will increasingly be linked to performance--individual, business unit and company. Superior performance will increase compensation; under the Share Ownership Plan, the better HP's financial performance, the greater the value of your HP shares.

     In addition, HP's new compensation programs will be more externally competitive than the current programs. Overall, HP's total compensation will be targeted at the median of the leading companies with which we compete for talent. The new Share Ownership Plan is more closely aligned with this approach than the current Stock Purchase Plan (see QUESTION
     1).


10.  Q: WILL OTHER BENEFIT AND COMPENSATION PROGRAMS BE CHANGING?

     A: The new HP is focused on achieving and sustaining superior performance, and human resource programs must support that goal. The total compensation package that HP offers needs to inspire and reward superior performance by individuals, business units and the company. It must attract, retain and motivate the outstanding talent that will lead HP into the future. As such, the company expects to review and adapt programs as our business and competitive environments dictate. Of course, information about new and changing programs will be provided to you on a timely basis.


11. Q: THE PROXY STATEMENT REFERS TO A NEW STOCK PURCHASE PLAN. I'VE ALSO SEEN INFORMATION ABOUT STOCK OPTIONS. ARE THESE THE SAME AS THE SHARE OWNERSHIP PLAN?
     A: The Stock Purchase Plan mentioned in the proxy is the same employee stock purchase arrangement as the Share Ownership Plan. Stock options, which are available to some HP employees, are a different plan altogether and are not addressed in this website.


12.  Q: WHOM DO I CONTACT IF I HAVE QUESTIONS?

     A: You can submit general questions about the new plan as indicated below.

          .....................................................................

          TO SUBMIT A QUESTION:

          1. Enter your question below.
          2. Click the "submit" button.
          3. Questions of general interest will be answered in a future update of Share Ownership Plan FAQs.

                                   [GRAPHIC]
                                    Submit

[Date]
From: Susan Bowick

To: All HP employees,

We wanted to let you know that both HP and Agilent will be replacing the current Stock Purchase Plan (SPP) with new, separate programs that will become effective November 1, 2000.

For HP employees, this new program will be known as the Share Ownership Plan. This change is part of a renewed focus on, and review of, many current programs and practices to ensure they are on track with the "new HP" and its initiatives to reinvent and re-energize itself globally.

SHARE OWNERSHIP

The original objective set by Bill and Dave remains intact: to encourage employees to be, and behave like, owners of HP's business by giving them the opportunity to own HP stock.

We're proud that HP was one of the first companies in the world to offer employees a stock purchase plan. Today, HP provides this program to more employees in more countries than almost any other company. As shareowners, every HP employee can benefit directly from the company's success.

IMPLEMENTING THE NEW SHARE OWNERSHIP PLAN

Why replace the original Stock Purchase Plan with the new Share Ownership Plan? Because we believe the new plan has the potential to provide increased opportunities for employees to own shares in HP, as well as share in HP's performance.

The new plan design also allows us to take advantage of significant changes in the regulatory environment and accounting rules governing employee stock purchase plans. Under today's regulations and rules, the original SPP would be difficult to implement, and, in fact, research on similar plans at competitor companies has shown that none of them has a plan like ours. Rather, most have plans like the new Share Ownership Plan. So, the change we're making represents both a more practical and competitive approach as well as being line with the objectives of the Infrastructure Reinvention project.

The Compensation Committee of the Board of Directors has already approved this new plan. The next step is to obtain HP shareowner approval at the February 2000 Annual Meeting. A description of the new Share Ownership Plan is included in HP's proxy statement dated January 18, 2000.

Rolling out the new Share Ownership Plan in almost 40 countries is a tremendous undertaking, with many aspects still to be considered and decisions yet to be made. Daily we are working to fine-tune the details and finalize the implementation plan.

FOR MORE INFORMATION AND UPDATES

Complete details about the transition from the SPP to the new Share Ownership Plan will be a major part of ongoing communications throughout FY2000. You will receive information as it becomes available and can visit http://hpnow.corp.hp.com now for plan highlights and questions and answers. You can also submit any questions you have regarding the transition via this website.

ALERT TO EMPLOYEE SHAREOWNERS OF HP: THE 2000 PROXY STATEMENT, 1999 ANNUAL REPORT AND 1999 CONSOLIDATED FINANCIAL STATEMENTS ARE ON THE WEB.

YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THIS MESSAGE AND VOTE YOUR SHARES AS SOON AS POSSIBLE.

Recently, you consented to receive the Hewlett-Packard 2000 proxy statement, 1999 annual report and 1999 consolidated financial statements via the Internet rather than by having paper copies sent to you.

You will be able to access the 2000 proxy statement, 1999 annual report and 1999 consolidated financial statements starting on Wednesday, January 19, 2000, at the following Internet address:

                   < www.hp.com/financials/2000welcome.html >
                     --------------------------------------

Your proxy card has already been mailed to you, along with instructions on how to vote. Whatever voting option you choose - telephone (U.S. and Canada only), Internet or mail - please do so as soon as possible.

There may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. Shareowners are responsible for bearing these costs. HP does not charge fees for electronic access.

You may request paper copies of the 2000 proxy statement, 1999 annual report and 1999 consolidated financial statements at any time by calling 800-825-5497, HP's shareowner information line.

2000 PROXY MATERIALS

WELCOME

CLICK HERE for text-only version.

Welcome to the home page for accessing HP's proxy materials for our 2000 Annual Meeting of Shareowners. All shareowners have been offered the opportunity to access our 2000 Proxy Statement, our 1999 Annual Report and related 1999 Consolidated Financial Statements via the Internet instead of receiving paper copies. Thank you for choosing this convenient means of accessing our proxy materials. To access these materials, please select the document you would like to view from the menu below.

CLICK HERE for the .pdf version of HP's 2000 Proxy Statement.

CLICK HERE to view HP's 1999 Annual Report.

CLICK HERE for the .pdf version of HP's 1999 Consolidated Financial
Statements.

In most instances, you will be able to vote your shares over the Internet, by telephone or by mail, as described in the 2000 Proxy Statement. You may also attend the annual meeting of shareowners and vote in person. If you would like to vote your shares over the Internet, please refer to the instructions for Internet voting shown on the proxy card you received or will receive in the mail. Shareowners with shares registered directly with our transfer agent, Harris Trust and Savings Bank, may go directly to Harris' web site to vote over the Internet (once you have received your proxy card in the mail) by selecting the item below.

CLICK HERE to vote your shares registered directly with our transfer agent, Harris Trust and Savings Bank, via the Internet.

HP'S ANNUAL MEETING OF SHAREOWNERS WILL BE HELD ON TUESDAY, FEBRUARY 29, 2000, AT 2:00 P.M., AT THE FLINT CENTER FOR THE PERFORMING ARTS, 21250 STEVENS CREEK BLVD., CUPERTINO, CALIFORNIA.


                                      E-1